Exhibit 99.3

@ Chinese ( S i mplified ) v CSLM D i gital Asset Acqu i s i t i on Corp Ill, Ltd. ( Nasdaq: KOYN ) F i rst D i g i tal Grou p Ltd. ' † ff, i } t J J . Sl 1 /5 & IP] I J.l : 1 J@ f} ) f ft i " 1 ® i * ft I S{ ffi i 1 * t ffim , • ffl - ff i , # m 7 W t * a ff i I F i rst D i g i tal Group FDUSD - l?J:ltift * F m W iruff i mi lt i , :tiWiruffi f!t Y our pu b l i cation date and t i me will I Sou r ce: CSLM Digital Asset appear here. Acqu i sit i on Corp Ill Ltd Share f x in m .. #lffl .. rfj ' . !' † 'cpil'i!f 1 1 . Dec . 02 , 2025 ( GLOBE NEWSWIRE ) -- F i rst Digital Group Ltd . ( li † S{cp $ ' . j fal . ' - 1 " F i rst D i g i ta l " : a \ 2 " R 1 " ) ', f .. t m E l b' R 1 CSLM Dig i tal Asset Acquisition Corp 111 , Ltd . ( Fci' 3 ti : f : I D ' - 1 "KOYN" ) ; ( 6 , xll) j'BWt,l 1tmf7 - la:J ( "LO I " ) . - att: . - att : Fci ' lt#r' 'a ] B i t t l! j ;J,l ; l:i l ij f 3(l 3 ,li ) r L ' , ' . ,f _trfj ' • • " 1 “ 1 F i rst D i g i tal Group: RmtlilR 9 - 1tnll! F i rst Digital OOl! [ !:} : '.&:iit tJftll! ! Ul, 'a]@ J .fz: .zw.JUii m ffit ! DIRM . HC l l . ll l B .6Ja' - iffiila:Jff ;t M J t : jt;izQ iff i . 'a ] li2.fz : - r 2019 . - tt 2022 EB - r1!iffi" First D i g i tal Group Ltd. ff l . Elfil. 'a ] .il! R ] I&. 'a]!ii S t m . - .i:111i R * n ffiiW f i * - - F i rst Digital ffii b ? Z B: FDUSD, ff i U . i'fi, J t ffl' Et l :mdl tilllllff cpilft . rl!illiJl ( c p fi U tt - f1m l ijf. FDUSD BiilJi .6Ja' - ii:t:iibi t m i:t:i mz - . .. t m . Jt m iti t • 10

:n;. milliiffff l *1 1 . Jt8Affn 'ffl'ft!l""F 44 2 /5 t&3c l! M tt - 8f'Ft)( g xM : , El.tlliJ.. . FDUSD l i i . t3N!I• n . 2 : “ J FDUSD :f: E q:i ttH - . FDUSD E B - ff i ff l f t GliM i!l i · . tt : • J.. TI : F.lll i.i rnffi"b A M U KYC 7 a{ - p) ttmf t . 8Ji l '93 ( 1 ! , M ffl P i : . & M .6llff l iiJff i M iiJ1tR • . i Mtalili!. u . F i rst Dig i tal a w a mi:f:l o ;f@i l 7 m 'l ' H . - i % H .lff i :mffi ' ff i Jm. i!ijifilO'" F illllil'i: iliifP. 1 1tll k t i if.iWIBII - J i 1'; Q, m!R D .f f i ff. E n n . 0 b r 6 M i ! i l t illi • ill i P .I a , fi l ir"F API - jOX * i:f:lo mr. t tmi: 2025 e.o oo n s .ooo n ** i + . i& A . 7 J t f'l=' - l ttJ& F i rst Dig i tal WI R : “ l F i n ance D i strict - ffi m . ffU! l .t. * i:f:l , l) i.ta i:f: l ---- 1 ' J! . • o '9 fdc. EM F i na n ce District Prism, I H M ' E l i EI “ Al Mff i l! t $ I \ ! J nffm FDUSD ! . . : ). - . la AI l t ff i iQ \ : , ffil t ffi E1 - m i:f:l. 1tll k • Jt e lili! . i:lJt l mi g mr m ""F. * · B'f Z i:f:l. ff l .111.l F i nance D i strict, First D i g i tal I E El!t fn'9"" F - i l i * i:f:l , c "f.t a m ; mr>S - M. --- fJi M i:f:l. iiJ M t - :t, tt1&M m wWf. ! = 3e ; t u€ i . E 1 M H n . m!W7 * F i rst Digital flsl! ff i .@., ffl! : ill/ J IEJ: https://1stdjgjtal,com/j[=8nd - djsdosures . First D i g i tal B T 2025 4 Fl 3 Br:EffiM E Hf i i & IKM . aft Sun Yuchen · ) l. @ Just i n Sun ) * l 1 M - . *11t M M ff i $1. llU i * B s 'ff3tft! = ii J M fiililftfftl: btlps : 1 1 1 std i gital co m nr - and - djsdosures KOYN liit l e H !:::lfls i!tl ( S P AC} - ffl l =f,:ffl ' #AA F i rst Dig i tal fft M H ,';t, - r"l! ] iUf* - . m i f l i F . ff ..J - ""FH: ff l B f.llllfi; M t - 1 , 5 JJ¥ a - l( :; M . e &f. ! Bst i fflffl ; i J : .&!'SJ Web3 M H n. & iiJfilifflaff l } - . e n s, ffi/ i! t li . t l 1.JDtt F i rst Dig i tal E!il lij ' idift, * i DF e . 1g@m U am ! ilt - . F i rst Dig i tal ftlflaAH i 5 :tt61/U1: i Ji£JJJ. “ $ , V i ncent Chok: - First Digital T IK mMffl, (¢, !/ - ! ;;; · • .wn 1 . J ; * * · "T#J e ( Hffij -- - . 8 • • • i!ifJJ j tmilH, 1 , m . . im

Finance District J:).Rfffl]fl9f! } l/!jf ( i f fE Prism fB/lffil, t E , f:t{1J11 ; Jg Al /liff1IJ !S JflJliliJR, H N!.*"ii J !Jill! l fe. Jlt)}{ KOYN Mv t '€/Hl f J . /JjJ . H J/ J :JJ M Jff /f!Fifg • • CSLM Digital Asset Acquis i tion Corp Ill, Ltd ff * Vik Mittal: • ff(J J ft 3 /5 Vincent l f ti (i f fc l !l!J 6 '€ / '9 - Htf. " /i l ! 8 . l. t r: p ;z m . "ii J !JIM!8;'fi # m l i fiif* J1.J/R i . l.tff l "iil / Hf ) {Jyj g ? . • MJ . Blt J 3 S bll ilmfEiiJ' d t i!J . . & e :ffili £ , *ft1=: Ai £f.J m: stte1 * £19 D ffilf.i. ff ffla . 1. fiiJBlt t “ H I - fli J fi l . 1' : l i fil # MJ . 1Sa l ff i m • : li MJ . cp - £1 9 4; 1 fd 3 19 1 .J& ! tj : . Di1F - £19 f fl: tt agffl:) l; ;.rul Cohen & Company Cap i tal Markets fflf:E F i rst Dig i tal £jg U Bf &#M l l!llifiiJ. Loeb & Loeb LLP fflf:E KOYN £f. ) fi5.J. DLA P i per LLP ( US ) DLA Piper UK L L P fflf.E F i rst D i gital £f.J U l!llifi5.J. l lil:l M * . :a!Gi r n £f.Jmst" w.. o J = = M tB l;ilijI _ . B! l ( SEC ) . KOYN t.! l Adli m l lil: l M f!B ) t SEC Ji † ; . l x @ ) t i fi . mr cp #£!g 4 . # M fd3ff i M KOYN £jg A . , a g * - J'i IP] SEC :!13 e asfi t tf: i:l:Jn WWW.sec. gov YWLl l . KOY N . F i rst Dig i tal d 13£f.Jil i ! J . 1fl[ ] i :lJ SEC mlJ I U #ffi*£190 !'8 SEC M t t lJ:cpl!l . 1'f. KOYN £ f.Jff & lo3ftAB! l $ i:lJa KOYN :!i3e f i * # - 51CJ . £f.J † "68'.t - rl. . J U J! S. { /I B lil:l U fiilfflicp, f i * F i rst D i gital £jgJiJrfi M EB F i rst D i gital - 1.i' O , KOYN tt. . KOYN S£19 · - j!ff i - ll i fffci.J cpffl* U . *1!Ji ijE, . † . J'iJrll moc . KOYN i i ct= i & f i * KOYN ffl F i rst Digital £19"illllt1 · . F i rst D i g i tal & KOYN !:$Eli M . t t lilff i fti:lJ Ja . . J x nu t t a g 3

* * lJitf:BSffiJ!l {&:1 1 . f&HlJimilt i Ull"ffiJffi". "f5 i t". "ffi i t". "fi!iM:". "filiD", " Bi 4 /5 WI". " :tm : ". "! £ i ti : ". - -- "il.Jffl ! ". "Jil l ". · m · - " M ". " M r £ ". · u · B iSff l U Jl t Wllt t . Jl t W!Mlt mg T= asu. m * as ffiJffl D , iil.iEtniS{ll k - 8 - * 3'.el U f!!=BSBiJffi, i , : l];lji' j ffiiS{ll k * agu.J1aJ:ti r - 1 . Jl t mi• HAAimt: iffl. no Ek ff. lt U D l2SIU: “ I KOYN ffl First D i g i tal BS R 1 8 111, I D IW g u 1251 - - il.Jffl!ffl!l:Jl t J i t BS m g l!iT: (1) frliiJil J .l † "t c , U S o l ..l!. * ag & frliilfci iSL a g . ag· iS{ a g m !l=il.Jffl! - ' 3 1ciJ a g ; l . : .lJ;lfffcJ ag f f ; (2) tttc l & f:Efcl>*f*tli: B S - ; (3) 7e i j!ji'j jC,liS{ll.k - 8 - * , iE - iS { $ Fci. rig m * IH fi KOYN ffl F i rst :J:f:E, - 8 " :J:tlsB S a'.JBSUE Dig i tal ag U !I=; ( 4} ;'J Nasdaq Stock Market LLC, New Y ork Stock Exchange :iifGf:Efcllt ttUE W J i Ji_tr p _t_rp B SEffl1i; {5} S371 C . l B S 11 . i.Sltt '8 " :t»JtUff i tt1Jffl 'sBS»!l . ; { 6 } m u :Jt:MUagfWJ, d :t.J ! U ( U l2Sl · 9 ) ft. - 8 - * fc i 'fjjff l :IJli i ;J ! Jttiffl * * m'U * J . mm ! effii!* - B S D ; (7) .! † "miS{ll. k :J:f:ffi * BSU; ( 8 } m B S i.t; 1 m . ( 9} KOY N , F i rst Digital ffl'8 ƒ :J:tfc i i51BlciJa - lciJ SEC a g ,t4= BSl t lllNIJ - agPil@, Jlt F i rst Digital J¥B S D = * * li i l2Sll i . Uf:EfclnlIMMt tttt&&ll d l:'l'l=tl:l BBS 1 1 , Sil. i* FJ f * † sffl ! :>.I<, KOYN .! † " f:Efc l . i1tU : irtllltl t BS..rti:. *ftj : ft agfffcj , '3fff:al2fti!! r l!Mtt b . KOYN ffl F i rst D i g i tal BSilt F Ullk B S ilE. Jlt. 1 0 .li!lil t /Jl - KOYN F i rst Digital BSffi.se.il! ia :J.R, f 'l=' - 1 KOYN ffl F i rst Dig i tal U BS@ l. *frfij) #. l f t f:EfcJU E - M . F<l!a & BS UE - - , † r:l : f:Efc l 1* - l ! f9S - - ' - 1. f i ' - 1. fflt! i . !il!l tl:l 'fjjj ! ffil i BSU E > * , >* D ti l U . ti First D i gital Group Ltd. F i rst Dig i tal l i - * ifj = ff i R ifti. ""a'.l' - 1 *1 t tiilif t - . t i : s ff i sf i Bff l . :fltlB S +ffi'tiffi, a'. 1 1iftlll.F F DusD :ff i :ffit ! Bff l , ,¥.i!H*mtiro z - , M i .. ; H M cA 9 1 Mm i t , j ; ..l];lfi j ,F. j 'ifi' i tflLffi ! JsMJm • . F i rst Digital a g "j',a'. ) j! ffl! . ::k:tt e m o f f l l *AfflJ H 1 “ Jllttifffi. ti CSLM D l gHal Asset Acquisition Corp Ill, Ltd. † agi&W¥ ffl . - A '3 f 3( Slnim!lff - * . “ T * BSm$ a'.J. '3 f _trnBS † BS KOYN $. BS . KOYN BSt i .@ li!&Rdl: ifj=,

Samantha Yap I YAP Global samantha@yapgl oba l. com 5 /5